SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2010

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 5, 2010, Vectren Corporation (Vectren) amended Section 3.5 of its By-Laws.   Vectren’s amended By-Laws, effective November 8, 2010, is attached herewith as Exhibit 3.1.  The section of the By-Laws in effect prior to this amendment along with changes resulting from this amendment is included in Exhibit 3.2 (with emphasis added to the change).

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of November 8, 2010.
3.2	Amended Sections of the Code of By-Laws of Vectren Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
November 8, 2010

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

 INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of November 8, 2010.
3.2	Amended Sections of the Code of By-Laws of Vectren Corporation.